Acquisition of Chongqing Zhizao - Disposal (Details) - Chongqing Zhizao - Disposal by sale ¥ in Thousands	Dec. 26, 2019 CNY (¥)
Balance of the assets acquired and liabilities assumed, disposed as of the date of disposal
Cash and cash equivalents and restricted cash	¥ 119
Short-term borrowing	(18,115)
Working capital	(177,231)
Finance lease liabilities, current	(76,654)
Indemnification Receivables	276,384
Net assets disposed	¥ 4,503